Supplement dated October 21, 2026, to the Statutory Prospectus dated May 1, 2013 for the following variable universal life policies:

Issued by Pacific Life Insurance Company	Issued by Pacific Life & Annuity Company
Pacific Select Accumulator	Pacific Estate Preserver-NY
Pacific Select Choice	Pacific Select Exec II-NY
Pacific Select Estate Maximizer	Pacific Select Exec III-NY
Pacific Select Estate Preserver	Pacific Select Exec IV-NY
M’s Versatile Product - Survivorship
Pacific Select Estate Preserver II
Pacific Select Estate Preserver III
Pacific Select Estate Preserver IV
Pacific Select Estate Preserver V

The purpose of this supplement is to announce an underlying fund change. This supplement must be preceded or accompanied by the Statutory Prospectus, for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We’’, “us’’, or “our” refer to Pacific Life Insurance Company, as applicable; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 748-6907 for New York contracts, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 1, 2026, the INVESTMENT OPTIONS section is amended to reflect the following changes

•	The Subadvisor for the Pacific Select Fund International Small-Cap will change from FIAM LLC to Wellington Management Company LLP.

Form No. 15-53374-00

85-53383-00